Exhibit 10.2

Accuray Incorporated

            % Convertible Notes due 2026

SUBSCRIPTION AGREEMENT (the “Subscription Agreement”)

Dated as of May [•], 2021

The undersigned (the “Purchaser”) hereby confirms its agreement with you as follows:

This Subscription Agreement and the Terms and Conditions for the Subscription of Securities, dated May [•], 2021, attached hereto as Exhibit A (the “Terms and Conditions” and, together with this Subscription Agreement, the “Agreement” or the “Subscription Agreement”) is made as of the Effective Date between Accuray Incorporated, a Delaware corporation (the “Company”) and the Purchaser listed on the signature page hereto.

The Company is proposing (1) a separate exchange (the “Exchange”) by the beneficial owners of certain of the Company’s 3.75% Convertible Senior Notes due 2022, CUSIP 004397AH8 and ISIN US004397AH87 (the “Old Notes” and, existing beneficial owners of the Old Notes, each, an “Exchanging Holder”) for (i) a newly-issued series of the Company’s convertible senior notes due 2026, which are convertible into cash, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) or a combination thereof, at the Company’s election (the “New Notes” and, together with the Old Notes, the “Notes”), and (ii) cash consideration and (2) that certain of the Exchanging Holders and/or other qualified investors subscribe for and purchase from the Company up to $[•] aggregate principal amount of its New Notes, (the “Subscription”, together with the Exchange, the “Transactions”), in each case on the terms more fully described in the final term sheet dated as of May [•], 2021 (the “Final Term Sheet”), which is attached hereto as Exhibit B and the New Notes Indenture to be dated as of May [•], 2021 in substantially the form attached hereto as Exhibit D. The New Notes to be issued in the Transactions are also referred to herein as the “Securities.” The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” the Purchasers and the Exchanging Holders are hereinafter sometimes referred to as the “Investors”. This Agreement and the purchase or exchange agreements executed by the Other Purchasers and/or Exchanging Holders are hereinafter sometimes collectively referred to as the “Exchange/Subscription Agreements.”

The Company and the Purchaser agree that, upon the terms and subject to the conditions set forth herein, the Purchaser will purchase from the Company and the Company will issue and sell to the Purchaser the aggregate principal amount of New Notes set forth below on the Purchaser’s signature page for an aggregate purchase price for such New Notes set forth on Exhibit C.2 (the “Cash Purchase Price”).

At or prior to the time set forth in the Subscription Procedures set forth in Exhibit C.3 (the “Subscription Procedures”), the Purchaser shall transfer the Cash Purchase Price by wire of immediately available funds to the account of the Company designated in the Subscription Procedures. The New Notes purchased by the Purchaser will be delivered by electronic book-entry through the facilities of The Depository Trust Company (“DTC”), to an account specified by the Purchaser in Exhibit C.1 and in accordance with the terms set forth in Section 4 of these Terms and Conditions, and will be released by The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), at the written request of the Company, to such Purchaser at the Settlement (as defined below).

The Purchaser’s agreement to purchase the New Notes shall be subject to written acceptance, by electronic mail to the Company or its agents, of the Final Term Sheet (such time of acceptance, the “Effective Date”).

The Securities are being offered only to institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), that are also qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act, pursuant to a private placement exemption from registration under Section 4(a)(2) of the Securities Act.

Each of the provisions of the Terms and Conditions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations, warranties, and agreements set forth therein shall be deemed to have been made at and as of the date of this Agreement. Unless otherwise defined herein, terms defined in the Terms and Conditions are used herein as therein defined.

The Agreement constitutes the entire agreement among the parties with respect to the subject matters hereof. The Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all parties hereto. This Agreement may be executed in counterparts, and delivered by email or facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed signature page of this Subscription Agreement by e-mail, facsimile or other transmission (e.g., “pdf” format) shall be effective as delivery of a manually executed counterpart hereof. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and the New York State Electronic Signatures and Records Act.

If the foregoing correctly sets forth your understanding as to the matters set forth herein, please indicate your acceptance thereof in the space provided below for that purpose and deliver a copy to the undersigned, whereupon this Subscription Agreement shall constitute a binding agreement between the Company and the Purchaser.

Very truly yours,

Accuray Incorporated

By:
	Name:	[ ]
	Title:	[ ]

A-2

Aggregate Principal Amount of Securities the Purchaser Agrees to Purchase: ____________________________

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Purchaser by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:	Name of Purchaser: _______________________________
By: ____________________________________________
Print Name:______________________________________
Title: ___________________________________________

A-3

EXHIBIT A TO THE SUBSCRIPTION AGREEMENT

TERMS AND CONDITIONS FOR THE SUBSCRIPTION OF SECURITIES

May [•], 2021

Accuray Incorporated, a Delaware corporation (the “Company”), hereby confirms its agreement with each Purchaser identified in a Subscription Agreement (the “Subscription Agreement”) to which these Terms and Conditions for the Subscription of Securities (the “Terms and Conditions”) are attached as Exhibit A, as set forth in these Terms and Conditions and in the Subscription Agreement (together, this “Agreement”). Capitalized terms used but not defined in the Terms and Conditions have the meanings set forth in the Subscription Agreement.

1. Agreement to Sell and Purchase; The Securities; Placement Agent. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company proposes to issue and sell to the Purchaser, and the Purchaser, agrees to purchase, the [•]% Convertible Notes due 2026 (the “New Notes”) in the aggregate principal amount set forth on such Purchaser’s signature page to this Agreement at the aggregate purchase price (the “Cash Purchase Price”) determined as set forth in Exhibit C.2. The Company intends to enter into separately negotiated agreements similar to this Agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of Securities to them, and the Company also separately intends to enter into agreements with certain Holders of Old Notes (the “Exchanging Holders”) to complete exchanges of Old Notes for New Notes and cash consideration pursuant to the terms of the Exchange (the “Exchange Agreements”).

The Securities are to be issued under an indenture (the “New Notes Indenture”) in substantially the form attached hereto as Exhibit D to be dated as of the Settlement Date (as defined below) by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The Securities will be convertible into cash, Common Stock (the shares of Common Stock underlying the Securities, the “Conversion Shares”) or a combination thereof, at the Company’s election, on the terms and conditions set forth in the New Notes Indenture.

The Securities will be (i) offered and sold to the Purchasers and (ii) issued to the Exchanging Holders in the Exchange in reliance on an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The description of the Securities is qualified in its entirety by reference to the terms of the New Notes Indenture.

The Purchaser acknowledges that, pursuant to an agreement between the Company and J. Wood Capital Advisors LLC (the “Placement Agent”) dated as of April 3, 2019, and as amended on April 27, 2021 (the “Letter Agreement”), the Company intends to pay the Placement Agent a fee in respect of the Transactions, which may be paid in cash or by the issuance of Common Stock to the Placement Agent.

2. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that, as of the date hereof and as of the Settlement Date (as defined below):

(a) From January 1, 2020 to the date of this Agreement, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or timely filed notifications of late filings for any of the foregoing (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. The SEC Documents, taken together with the Final Term Sheet as of the Effective Date, did not, as of [•] p.m. Eastern Time on May [•], 2021, and as of the Settlement Date (as defined below), will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The financial statements included in the SEC Documents, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated statements of operations, cash flows and stockholders’ equity of the Company and its subsidiaries for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby.

(c) Since the date of the most recent financial statements of the Company included in the SEC Documents, there has not been (i) any change in the capital stock (other than as a result of the grant, exercise or settlement of equity awards granted under the Company’s equity incentive plans or employee stock purchase plans that are described in the SEC Documents or in compliance with Nasdaq listing rule 5635(c)(4) and the repurchase by the Company of Common Stock pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company) or long-term debt (other than pursuant to transactions described in the Final Term Sheet) of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock other than as disclosed in the SEC Documents; (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; or (iii) any transaction that is material to the Company and its subsidiaries taken as a whole that would be required to be described or disclosed in reports that the Company files or submits under the Exchange Act that is not so described or disclosed in such reports or in the SEC Documents or the Final Term Sheet. The Company has no material contingent obligations which are not disclosed in the SEC Documents or provided for in the Company’s consolidated financial statements that are included in the SEC Documents.

(d) The Company and each of its subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X promulgated under the Securities Act have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, (i) have a material adverse effect on the business, properties, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”) or (ii) prevent or materially interfere with consummation of the transactions contemplated by this Agreement, the New Notes Indenture or the Securities or (iii) result in the delisting of shares of Common Stock from The Nasdaq Global Select Market (the “Nasdaq”).

(e) The Company has full right, power and authority to execute and deliver this Agreement, the New Notes Indenture, the Exchange/Subscription Agreements and the Securities (collectively, the “Transaction Documents”) and to deliver the cash consideration, if any, under the Exchange Agreement and to issue, sell and deliver the Securities and the Common Stock issuable upon conversion of the Securities as contemplated by this Agreement, the New Notes Indenture and the Securities; and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

(f) The New Notes Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity.

(g) The Agreement has been duly authorized, executed and delivered by the Company.

(h) The Securities to be issued and sold by the Company pursuant to the Exchange/Subscription Agreements have been duly authorized by the Company and, when executed and delivered by the Company and duly authenticated in accordance with the terms of the New Notes Indenture and delivered to and paid for as provided in the Exchange/Subscription Agreements, will be duly and validly issued and outstanding and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the New Notes Indenture; the Conversion Shares have been duly authorized and validly reserved for issuance upon conversion of the Securities, and, upon conversion of the Securities in accordance with their terms and the terms of the New Notes Indenture, will be issued free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and free of any voting restrictions (and will be free of any restriction, pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party, upon the transfer thereof), and will be validly issued, fully paid and nonassessable.

(i) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority (including, without limitation, the rules and regulations of the Nasdaq), in each case, applicable to the Company, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(j) The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby, including delivery of the cash consideration, if any, by the Company under the Exchange Agreement, the issuance of the Securities and the issuance of the Common Stock issuable upon conversion of the Securities, do not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority (including, without limitation, the rules and regulations of the Nasdaq), in each case, applicable to the Company, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(k) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Securities, the issuance of Common Stock upon conversion of the Securities or the consummation of the transactions as contemplated by this Agreement, the New Notes Indenture or the Securities, other than (i) as may be required under the securities or blue sky laws of the various jurisdictions in which the Securities and the Common Stock are being offered or (ii) has already been obtained, or, in the case of the Nasdaq, such review will be completed on or prior to the Settlement Date.

(l) Except as described in the SEC Documents, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the knowledge of the Company no such investigations, actions, suits or proceedings are threatened or, contemplated by any governmental or regulatory authority (including, without limitation, the Nasdaq) or threatened by others.

(m) The Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations and applications, service mark registrations and applications, domain names, all goodwill associated with the foregoing, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and all other similar intellectual property rights (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as described in the SEC Documents, except where the failure to own or possess such rights would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or other violation of any Intellectual Property rights of others that would reasonably be expected to have a Material Adverse Effect. Except as described in the SEC Documents, (a) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any Intellectual Property that would reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (b) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned by or licensed to the Company or any of its subsidiaries that would reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (c) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property rights of others that would reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim.

(n) The Company is not and, after giving effect to the Transactions, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder.

(o) (i) The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and (ii) except as otherwise disclosed in the SEC Documents, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, in each case, except as would not have a Material Adverse Effect.

(p) Except as described in the SEC Documents, (i) the Company is and at all times has been in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Effect; (ii) the Company has not received any FDA Form 483, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (“FDA”) or any other federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its properties or assets alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), except such FDA Forms 483 notices alleging or asserting noncompliance as would not, individually or in the aggregate, result in a Material Adverse Effect; (iii) the Company possesses or has the right to use all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) the Company has not received notice of any pending or threatened claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its properties or assets or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations and the Company does not have knowledge that the FDA or any other federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its properties or assets or any third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) the Company has not received notice that the FDA or any other federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its properties or assets has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company does not have knowledge that the FDA or any other federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its properties or assets is considering such action; (vi) the Company, or a third party on its behalf, has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations, except that where the failure to so file, obtain, maintain, or submit would not, individually or in the aggregate, result in a Material Adverse Effect, and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) the Company has not, either voluntarily or involuntarily, initiated, conducted or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation other than as reported to the FDA or as not required to be reported to the FDA under Applicable Laws and, to the knowledge of the Company, neither the FDA or any other federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its properties or assets has initiated, conducted or intends to initiate any such notice or action.

(q) Except as disclosed in the SEC Documents, neither the Company nor any of its business operations is in violation of any Health Care Laws, except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. For purposes of this Agreement, “Health Care Laws” means (i) the Federal Food, Drug, and Cosmetic Act, and the regulations promulgated thereunder, (ii) all federal and state fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Stark Law (42 U.S.C. §1395nn), the civil False Claims Act (31 U.S.C. §3729 et seq.), the Physician Payment Sunshine Act (42 U.S.C. §1320a-7h) and the regulations promulgated pursuant to such statutes, (iii) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, (iv) Titles XVIII (42 U.S.C. §1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (v) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §1395w-101 et seq.) and the regulations promulgated thereunder, (vi) quality, safety and accreditation requirements of all applicable foreign or state laws or regulatory bodies and (vii) any and all other health care laws and regulations applicable to the business of the Company as currently conducted, each of (i) through (vii) as may be amended from time to time.

(r) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, directives, guidance, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances, emissions, materials or wastes, pollutants or contaminants (each, a “Hazardous Material”), including, without limitation, the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with Ozone depleting substances, including, without limitation, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any product take-back or product content requirements (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (x), (y) and (z) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) The Company and its subsidiaries maintain an effective (as described in the SEC Documents) system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and have disclosed the results of such evaluations in the SEC Documents.

(t) The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language in the SEC Documents fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules applicable thereto. Except as disclosed in the SEC Documents, the Company is not aware of any material weaknesses in the Company’s internal control over financial reporting.

(u) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(v) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the net proceeds of the offering of the New Notes issued in the Subscription, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(w) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or controlled affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company, its subsidiaries and, to the knowledge of the Company, its controlled affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(x) Neither the Company nor any of its subsidiaries has incurred any liability for any finder’s fees or similar payments in connection with the consummation of the transactions contemplated hereby other than the Letter Agreement.

(y) Except as described in the SEC Documents or as described in or or pursuant to the Exchange/Subscription Agreements, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company pursuant to a contract with the Company and (iii) the Company has not granted any person the right to act as an underwriter or initial purchaser or as a financial advisor to the Company in connection with the Transactions; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company.

(z) None of the Company and its subsidiaries has or will distribute prior to the later of (i) the Settlement Date (as defined below) and (ii) completion of the Transactions, any offering material (including, without limitation, content on its website, if any, that may be deemed to be offering material) in connection with the Transactions other than the Final Term Sheet and other materials, if any, permitted by the Securities Act.

(aa) The Securities, when issued, will not be of the same class (within the meaning of Rule 144A) as securities that are listed on a national securities exchange registered pursuant to Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(bb) Assuming the accuracy of the representations and warranties of each Investor executing an Exchange/Subscription Agreement and their compliance with their agreements set forth therein, it is not necessary, in connection with the Transactions and the issuance and exchange or sale of the Securities, as applicable, in the manner contemplated by this Agreement, to register the Securities under the Securities Act or to qualify the New Notes Indenture under the Trust Indenture Act of 1939, as amended.

(cc) The Company will reserve and keep available at all times, free of pre-emptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the shares of Common Stock issuable upon conversion of the Securities.

(dd) Except as would not reasonably be expected to have a Material Adverse Effect, there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

3. Representations and Warranties of the Purchaser. The Purchaser represents, warrants and covenants, severally but not jointly, and on behalf of each account for which the Purchaser is purchasing, to the Company as follows:

(a) The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

(b) The execution, delivery and performance of this Agreement by the Purchaser and compliance by the Purchaser with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of the Purchaser or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Purchaser is a party or by which it is bound, or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Purchaser.

(c) The Purchaser understands that the Securities (and the Conversion Shares) acquired by the Purchaser under this Agreement have not been registered under the Securities Act or qualified under applicable state securities laws (the “Securities Laws”). The Purchaser also understands that the Securities (and the Conversion Shares) are being offered and sold pursuant to exemptions from registration and qualification contained in the Securities Act and the Securities Laws based in part upon the Purchaser’s representations contained in this Agreement.

(d) The Purchaser understands and agrees on behalf of itself and on behalf of any investor account for which it is purchasing the Securities (and Conversion Shares), and each subsequent holder of the Securities (and Conversion Shares) by its acceptance thereof will be deemed to agree, that the Securities (and Conversion Shares) are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Securities (and Conversion Shares) have not been, and will not be, registered under the Securities Act and that (a) if it decides to offer, resell, pledge or otherwise transfer any of the Securities or Conversion Shares, such Securities (and Conversion Shares) may be offered, resold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) pursuant to any other exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act (if available), (iii) pursuant to an effective registration statement under the Securities Act (which the Company has no obligation to effect), or (iv) to the Company, or one of its subsidiaries, in each of cases (i) through (iv) in accordance with any applicable Securities Laws, and that (b) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of the Securities or Conversion Shares from it of the resale restrictions referred to in (a) above and will provide the Company and the transfer agent such certificates and other information as they may reasonably require to confirm that the transfer by it complies with the foregoing restrictions, if applicable. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available to permit the Purchaser to transfer or dispose of the Securities (and the Conversion Shares) and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Securities (and the Conversion Shares) under the circumstances, in the amounts or at the times the Purchaser might propose.

(e) The Purchaser understands that the Securities (and Conversion Shares) will, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, bear a legend substantially to the following effect:

THIS SECURITY AND THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)

REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)

AGREES FOR THE BENEFIT OF ACCURAY INCORPORATED (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(f) The Purchaser is acquiring the Securities for its own account (or the accounts listed on Exhibit C.1 hereto) for investment purposes only and not with a view to, or for resale in connection with, any distribution or public offering of the Securities within the meaning of the Securities Act.

(g) The Purchaser (and each account for which the Purchaser is purchasing or acquiring the Securities, if applicable) is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act as well as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Purchaser agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with U.S. federal and state securities laws in connection with the Transactions.

(h) The Purchaser has not been apprised of the offering of the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(i) The Purchaser acknowledges and agrees that it has been provided with no material regarding the Company or the Securities other than the Final Term Sheet, which is attached to the Subscription Agreement as Exhibit B hereto, and the form of the New Notes Indenture, which is attached to the Subscription Agreement as Exhibit D hereto, and the Purchaser has relied solely on information it deems sufficient in connection with its decision to invest in the Securities. The Purchaser acknowledges that the Placement Agent does not take any responsibility for, and can provide no assurance as to the reliability of, any information in the SEC Documents or otherwise provided to the Purchaser regarding the Company or the Securities. The Purchaser has requested that it not receive or otherwise be made aware of non-public information regarding the Company that may restrict its ability to trade in the Company’s securities. The Purchaser represents that it has access to all information that it believes is necessary, sufficient or appropriate in connection with its decision to purchase the Securities and has made an independent decision to purchase the Securities from the Company.

(j) No later than one (1) business day after the date hereof, the Purchaser agrees to deliver to the Company settlement instructions substantially in the form of Exhibit C.1 hereto.

(k) The Purchaser has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, (a) it has not relied on the Placement Agent or on any statements or other information, written or oral, provided by the Placement Agent concerning the Company, the Securities or the terms of the Transactions, (b) it has had access to, and has had an adequate opportunity to review, all information as it deems necessary to make its decision to purchase the Securities, and (c) it has been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary in connection with the decision to purchase the Securities.

(l) The Purchaser:

(i) is able to fend for itself in the transactions contemplated hereby;

(ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities;

(iii) has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition, and the Purchaser is able to bear the risks associated with an investment in the New Notes; and

(iv) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(m) The Purchaser acknowledges and agrees that it has not disclosed, and will not disclose, to any third party any information regarding the Company or the Transactions and has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Purchaser was first contacted by the Company or the Placement Agent with respect to the Subscription until after the confidential information (as described in the confirmatory email received by the Purchaser from the Placement Agent (the “Wall Cross Email”)) is made public.

(n) Except as provided in Section 3(d) above, the Purchaser understands, covenants and agrees that the Securities (and the Conversion Shares) may not be sold, transferred or otherwise disposed of without registration under the Securities Act, unless and until the Purchaser has furnished written evidence satisfactory to the Company to the effect that such sale, transfer or other disposition will not require registration under the Securities Act and is permissible under the Securities Laws and other applicable securities laws and regulations or that appropriate action necessary for compliance with the Securities Act, the Securities Laws and other applicable securities laws and regulations has been taken.

(o) The Purchaser acknowledges and agrees that the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section.

(p) The Purchaser understands that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Purchaser shall promptly notify the Company and the Placement Agent. The Purchaser understands that, unless the Purchaser notifies the Company in writing to the contrary before the Settlement, each of the Purchaser’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Settlement Date (as defined below), taking into account all information received by the Purchaser. If the Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

(q) The Purchaser acknowledges and agrees that the Placement Agent has not acted as its financial advisor or fiduciary and that the Placement Agent and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the SEC Documents and make no representation or warranty to the Purchaser, express or implied, with respect to the Company or the Securities or the accuracy, completeness or adequacy of the information provided to the Purchaser, the SEC Documents or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Purchaser.

(r) The Purchaser acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the Transactions, including the issue of the Securities, (including any filing of a registration statement), in any jurisdiction outside the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

(s) The Purchaser understands that nothing in this Agreement, information the Company has filed with and furnished to the Commission or any other materials communicated (whether oral or written) or otherwise presented to the Purchaser by the Company, the Placement Agent or any of their respective affiliates and representatives in connection with the Transactions constitutes legal, business, financial or tax advice. The Purchaser has consulted such legal, business, financial and tax advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities.

(t) The operations of the Purchaser have been conducted in material compliance with the rules and regulations administered or conducted by OFAC applicable to the Purchaser. The Purchaser has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions, or otherwise the subject of Sanctions.

(u) The Purchaser is not an affiliate of the Company, and, during the three months preceding the date of this Subscription Agreement, has not been an affiliate of the Company, within the meaning of Rule 144 under the Securities Act. In that connection, such Purchaser has no ability, directly or indirectly, individually or together with any other person, to influence, direct or cause the direction of the management or policies of the Company or any of its subsidiaries in any respect, nor has such Purchaser in fact influenced, directed or caused the direction of the management or policies of the Company or any of its subsidiaries in any respect; neither such Purchaser nor any of its affiliates or representatives serves as an officer or director of the Company in any similar capacity; such Purchaser has no agreement or other understanding, written or oral, direct or indirect, with the

Company, any of its directors, officers or employees or any other stockholder of the Company with respect to its investment in, or any aspect of the business or management of, the Company; no contracts or understanding between or among the Company or any stockholders of the Company confer on such Purchaser the power to approve or disapprove any corporate action or to exercise any other similar power with respect to corporate affairs; such Purchaser is not otherwise, directly, or indirectly through one or more intermediaries, in control, controlled by, or under common control with, the Company. The Purchaser understands that the Securities (and Conversion Shares) will, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, bear a legend substantially to the following effect:

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ACCURAY INCORPORATED (THE “COMPANY”) OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

4. Settlement of the Securities.

(a) The delivery of and payment for the Securities (the “Settlement”) shall be made at the offices of Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, California 94025 at 10:00 A.M., New York City time, on the date set forth in the Final Term Sheet attached to the Subscription Agreement as Exhibit B as the Settlement Date, or at such other place, time or date as the Investors, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Settlement Date.”

(b) At the Settlement, (i) the Company shall cause the Trustee to deliver to the Purchaser the principal amount of Securities to the DTC account specified by the Purchaser on Exhibit C.1 and (ii) the Cash Purchase Price shall be delivered by or on behalf of the Purchaser to the Company’s account specified on Exhibit C.3, such settlement to be effected pursuant to the procedures set forth on Exhibit C.3.

(c) If the Company accepts the Purchaser’s offer to buy Securities in whole or in part, the Placement Agent shall send the Purchaser the Final Term Sheet to the e-mail address provided on the Purchaser’s signature page to this Agreement, and shall notify the Purchaser by e-mail of the principal amount of Securities that the Company shall sell to the Purchaser and the Purchaser shall buy, subject to its acceptance of the terms set forth in the Final Term Sheet.

5. Agreements of the Company. The Company agrees with the Purchaser that:

(a) The Company will reserve and keep available at all times, free of pre-emptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the shares of Common Stock issuable upon conversion of the Securities.

(b) The Company will use commercially reasonable efforts to list, subject to notice of issuance, and maintain the listing of, the Conversion Shares on the Nasdaq.

(c) If, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, any of the Securities (or Conversion Shares) are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will furnish, upon request and at the Company’s expense, for the benefit of the holders from time to time of the Securities, to holders and beneficial owners of Securities and prospective purchasers of Securities, information satisfying the requirements of Rule 144A(d)(4) under the Securities Act.

(d) At or prior to 8:00 a.m., New York City time, on the first business day after the date hereof, the Company shall file with the Commission a current report on Form 8-K announcing the Transactions, which current report the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Transactions or otherwise communicated by the Company to the Purchaser in connection with the Transactions.

6. Conditions. (a) The obligation of the Purchaser to purchase and pay for the Securities to be purchased by it on the Settlement Date pursuant to Section 4 hereof shall be subject to the satisfaction or waiver of the following conditions on or prior to the Settlement Date:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Settlement Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Settlement Date.

(ii) No Material Adverse Change. No event or condition of a type described in Section 2(c) hereof shall have occurred or shall exist, which event or condition is not described in the SEC Documents or the Final Term Sheet.

(iii) Officer’s Certificate. The Purchaser shall have received on and as of the Settlement Date a certificate of an executive officer of the Company (i) confirming that, to the knowledge of such officer, the representations set forth in this Agreement are true and correct, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Settlement Date and (iii) to the effect set forth in paragraph (ii) above.

(iv) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Settlement Date, prevent the Transactions; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Settlement Date, prevent the Transactions, including the issuance of the Securities pursuant thereto.

(b) The obligation of the Company to sell and deliver the Securities to be issued and sold by it on the Settlement Date pursuant to Section 4 hereof shall be subject to the satisfaction or waiver of the following conditions on or prior to such Settlement Date:

(i) The representations and warranties of the Purchaser contained in the Agreements shall be true and correct in all material respects on and as of the date hereof and on and as of the Settlement Date as if made on and as of the Settlement Date; and the Purchaser shall have performed all applicable covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Settlement Date.

(ii) All conditions to the settlement of the Exchange shall have been satisfied at or prior to the Settlement Date.

(iii) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Settlement Date, prevent the Transactions; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Settlement Date, prevent the Transactions, including the issuance of the Securities pursuant thereto.

7. Taxation. The Purchaser acknowledges that, if the Purchaser is a United States person for U.S. federal income tax purposes, either (i) the Company must be provided with a correct taxpayer identification number (“TIN,” generally a person’s social security or federal employer identification number) and certain other information on a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 stating that the Purchaser is not subject to backup withholding and that the Purchaser is a United States person, or (ii) another basis for exemption from backup withholding must be established. The Purchaser further acknowledges that, if the Purchaser is not a United States person for U.S. federal income tax purposes, the Company must be provided with a properly completed and executed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments) or other applicable IRS Form W-8, attesting to that non-U.S. Purchaser’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (the “Code”). The Purchaser further acknowledges that any Purchaser may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments made to such Purchaser unless such Purchaser properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable law. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Purchaser to whom such amounts otherwise would have been paid.

8. Survival Clause. The respective representations, warranties, agreements and other statements of the Company and the Purchaser set forth in this Agreement or made by or on behalf of the Purchaser pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Purchaser or any of its respective officers or directors, or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities.

9. Notices. All communications hereunder shall be in writing and, if sent to the Purchaser, shall be mailed or delivered to its address designated on the signature page to the Subscription Agreement as the same may be updated by the Purchaser from time to time by notice to the Company in accordance with this Section 9; if sent to the Company, shall be mailed or delivered to the Company at 1310 Chesapeake Terrace, Sunnyvale, California 94089 (facsimile: 408-716-4601), Attention: General Counsel.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

10. Successors. This Agreement shall inure to the benefit of and be binding upon the Purchaser, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. No purchasers or transferees of Securities from the Purchaser will be deemed a successor because of such purchase or transfer.

11. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN. EACH OF THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE

JURISDICTION OF ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

12. Third Party Beneficiary. The Purchaser acknowledges that the Placement Agent is a third party beneficiary entitled to rely on this Agreement and receive the benefits of the representations, warranties and covenants made by, and the responsibilities of, the Purchaser and the Company under this Agreement, with the same force and effect as if such representation or warranty were made directly to the Placement Agent.

EXHIBIT B TO THE SUBSCRIPTION AGREEMENT

Final Term Sheet

B-1

EXHIBIT C.1 TO THE SUBSCRIPTION AGREEMENT

Name of Purchaser: ______________________________________________________________

Purchaser Address: ______________________________________________________________

Telephone: _____________________________________________________________________

Country of Residence: ___________________________________________________________

Taxpayer Identification Number: ___________________________________________________

Settlement Contact Name: _______________________________________________________

Telephone: ___________________________________________________________________

Email Address: ________________________________________________________________

Jurisdiction of Organization: _____________________________________________________

DTC Participant Information for Delivery of New Notes

DTC Participant Number: ____________________________________________________________________________

DTC Participant Name: ______________________________________________________________________________

DTC Participant Phone Number: ______________________________________________________________________

DTC Participant Contact Email: _______________________________________________________________________

FFC Account #: ___________________________________________________________________________________

Account # at Bank/Broker: ___________________________________________________________________________

EXHIBIT C.2 TO THE SUBSCRIPTION AGREEMENT

Aggregate Purchase Price Formula

Cash Purchase Price = Principal Amount of New Notes x Purchase Price / $1,000

Aggregate Principal Amount of New Notes the Purchaser Agrees to Purchase: $[•]

Purchase Price = $[•]

Cash Purchase Price = $[•]

EXHIBIT C.3 TO THE SUBSCRIPTION AGREEMENT

NOTICE OF PURCHASER SUBSCRIPTION PROCEDURES

Attached are Subscription Procedures for the settlement of the subscription of newly issued [•]% Convertible Senior Notes due 2026 (the “New Notes”) of Accuray Incorporated (the “Company”) pursuant to the Subscription Agreement, dated as of May [•], 2021, between you and the Company which is expected to occur on or about May [•], 2021. To ensure timely settlement, please follow the instructions for subscribing for New Notes as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the New Notes.

If you have any questions, please contact Alton Lo of J. Wood Capital Advisors LLC at (415) 728-2222.

Thank you.

C-3

EXHIBIT C.3 TO THE SUBSCRIPTION AGREEMENT

SUBSCRIBING FOR NEW NOTES

To receive New Notes

You must BOTH direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept on May [•], 2021, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the aggregate principal amount1 of New Notes (CUSIP/ISIN [•]/[•]) set forth next to the caption “Aggregate Principal Amount of Securities the Purchaser Agrees to Purchase” on your signature page to your Subscription Agreement. It is important that this instruction be submitted and the one-sided DWAC deposit instructions posted by 9:00 a.m., New York City time, on May [•], 2021.

AND

No later than 9:00 a.m. New York City time, on May [•], 2021, you must pay the “Cash Purchase Price”2 by wire transfer of immediately available funds to the following account of the Company:

ABA Routing Number:

Beneficiary Account Name:

SWIFT Code:

Beneficiary Account Number:

SETTLEMENT

On May [•], 2021, after the Company receives your Cash Purchase Price and your delivery instructions as set forth above, and subject to the satisfaction of the conditions to closing as set forth in your Subscription Agreement, the Company will deliver your New Notes in accordance with the delivery instructions set forth above.

[1]	Note that the DWAC instruction should specify the principal amount, not the number, of New Notes.
[2]

The Cash Purchase Price is the amount of cash that you must wire to the Company in connection with your purchase of New Notes. The Cash Purchase Price is set forth in Exhibit C.2 to your Subscription Agreement.

EXHIBIT D

Form of Indenture

D-1